SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported October 21, 1997


                             DavCo Restaurants, Inc.
               (Exact Name of Registrant as Specified in Charter)


  Delaware                          000-22006                   52-1633813
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(State or Other                  Commission File              (IRS Employer
Jurisdiction                     Number)                    Identification No.)
Incorporation



1657 Crofton Boulevard, Crofton, Maryland                   21114
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(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (410) 721-3770

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

          DavCo Restaurants, Inc. executed a definitive merger agreement with DavCo Acquisition Holding Inc., for a merger transaction in which Davco Acquisition Holding Inc. would acquire all of DavCo's issued and outstanding shares (other than shares held by DavCo Acquisition Holding Inc.) for $20 cash per share, following unanimous approval of the proposed transaction by the Board of Directors of DavCo (after a vote in which the interested directors abstained from voting).

          As previously disclosed, DavCo Acquisition Holding Inc. is owned by an investor group that is headed by Ronald D. Kristien, the Company's President and Chief Executive Officer, and Harvey Rothstein, Executive Vice President of the Company, and includes the Company's principal stockholder, Citicorp Venture Capital, Ltd., which currently holds approximately 48% of the Company's outstanding shares, and certain affiliates of Kirstien, Rothstein and CVC.

          The terms of the merger agreement require approval by a majority of the Company's stockholders, including approval by a majority of stockholders unaffiliated with the investor group. In addition, the merger is subject to certain conditions, including a limitation on the number of dissenting shareholders, regulatory approvals and the receipt of necessary financing. The investor group has obtained a commitment from Global Alliance Finance Company, LLC, a wholly-owned subsidiary of Deutsche Bank North America, to provide up to $150 million of debt financing to complete the merger.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits.

              10.60 Amended and Restated Agreement and Plan of Merger, among DavCo Restaurants, Inc., DavCo Acquisition Holding Inc. and DavCo Merger Sub Inc., dated as of October 21, 1997.

              20.1 Press Release, dated October 21, 1997, announcing the definitive merger agree- ment between DavCo Restaurants, Inc. and DavCo Acquisition Holding Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DAVCO RESTAURANTS, INC.
                                                  (Registrant)


Date: November 5, 1997                   By: /s/ Ronald D. Kirstien
                                             -----------------------------
                                            Name:   Ronald D. Kirstien
                                            Title:  President and Chairman




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                                 EXHIBITS INDEX

Exhibit
Number                        Description                             Page
------                        -----------                             ----


10.60        Amended and Restated Agreement and Plan of                 8
             Merger, among DavCo Restaurants, Inc.,
             DavCo Acquisition Holding Inc. and Davco
             Merger Sub Inc. dated October 21, 1997

20.1         Press Release, dated October 21, 1997, announcing         61
             the definitive merger agreement between DavCo
             Restaurants, Inc. and DavCo Acquisition Holding Inc.


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